UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 3, 2020

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TLSS	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our Company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and a stockholders’ deficit and our ability to achieve sustained profitability; material weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our substantial indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic, social and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

Transportation and Logistics Systems, Inc. (the “Company”) has agreed to a settlement with Bellridge Capital, L.P. (“Bellridge”) regarding the parties’ dispute as to obligations allegedly owed by the Company to Bellridge under an August 29, 2019 letter agreement by entering into a Settlement Proposal Outline, dated as of August 3, 2020 (the “Settlement Proposal Outline”). Pursuant to the Settlement Proposal Outline, the parties agreed that the full balance of all amounts owed to Bellridge on existing convertible and nonconvertible notes was $2,150,000 (the “Pre-Conversion Balance”), which amount is convertible into up to 107,500,0000 shares of common stock of the Company at a fixed conversion price of $0.02 per share subject to adjustment in the event of a reverse or forward stock split or a stock dividend. The parties further agreed that such Pre-Conversion Balance would be reduced by two note conversions by Bellridge on July 27, 2020 and August 4, 2020. On July 27, 2020, Bellridge converted $620,671.24 of the Pre-Conversion Balance into 31,033,352 shares of common stock and on August 4, Bellridge converted $621,575.34 of the Pre-Conversion Balance into 31,078,767 shares of common stock. Following these conversions, the outstanding balance owed to Bellridge was reduced to $907,753.42. Subsequently, on August 6, 2020, Bellridge converted $450,000 of the Pre-Conversion Balance into 22,500,000 shares of common stock. As of August 7, 2020, the outstanding balance owed to Bellridge is $457,753.42 (the “Remaining Balance”).

The Remaining Balance does not bear interest and is due on April 30, 2021, subject to reduction upon further conversions by Bellridge. If the Company defaults by failing to pay any amount owed on April 30, 2021, or failing to deliver shares upon conversion, there is a limited default penalty.

In the event the Company secures a debt or equity financing commitment, Bellridge will convert the Remaining Balance (or any outstanding portion thereof) into shares of convertible preferred stock subject to a 9.99% beneficial ownership limitation. As part of the settlement, the parties agreed to enter into a mutual release of all claims.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Bellridge Settlement Proposal Outline, from July 27, 2020 through August 7, 2020, the Company has issued an aggregate of 84,612,329 shares of its common stock, par value $0.001 per share to Bellridge upon Bellridge’s conversion of $1,692,246.58 of the Pre-Conversion Balance owed to Bellridge at a fixed conversion price of $0.02 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2020	Transportation and Logistics Systems, Inc.

	By:	/s/ John Mercadante
	Name:	John Mercadante
	Title:	Chief Executive Officer